EXHIBIT 10.36

SIXTH AMENDMENT TO LOAN AGREEMENT

This Sixth Amendment to Loan Agreement (“Fifth Amendment”) is made and entered into as of December 31, 2015 by and between HEP INVESTMENTS LLC, a Michigan limited liability company (“Lender”), and ZIVO BIOSCIENCE, INC., a Nevada corporation (“Borrower”).

R E C I T A L S

A.

Borrower and Lender entered into a Fifth Amendment to Loan Agreement, dated as of April 28, 2014, Fourth Amendment to Loan Agreement, dated as of December 1, 2014, Third Amendment to Loan Agreement, dated as of July 1, 2014, a Second Amendment to Loan Agreement, dated as of July 16, 2013 and a First Amendment to Loan Agreement, dated as of April 15, 2013, which amended the Loan Agreement dated as of December 1, 2011 (as the same may be amended, modified or restated from time to time, the “Loan Agreement”) whereby Lender made a loan to Borrower evidenced by an Amended and Restated Senior Secured Convertible Promissory Note, dated as of December 1, 2011, which has been amended pursuant to a number of agreements dated April 15, 2013, December 16, 2013, March 17, 2014, July 1, 2014, December 1, 2014 and April 28, 2015 made by Borrower in favor of Lender.

B.

Borrower and Lender desire to make certain changes to the Loan Agreement upon the terms and conditions hereinafter set forth in connection with the execution of a Seventh Amended and Restated Senior Convertible Promissory Note dated of even date herewith, including the consent of the Guarantors to such amendment endorsed hereon.

NOW THEREFORE, in consideration of the covenants and agreements of the parties, Borrower and Lender, with the consent and agreement of the undersigned Guarantors (each a “Guarantor” and collectively the “Guarantors”), agree as follows:

1.

Capitalized Terms.  Capitalized terms used but not otherwise defined in this Sixth Amendment shall have the meanings given to such terms in the Loan Agreement.

2.

Continued Effect.  Except as specifically modified or amended by the terms of this Sixth Amendment, all other terms and provisions of the Loan Agreement and all other Loan Documents (as defined in the Loan Agreement) shall continue in full force and effect.  By execution of this Amendment, Borrower and each Guarantor hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Loan Agreement, the Note and the other Loan Documents. Borrower and each Guarantor hereby acknowledges and agrees that (i) the liens created and provided for by the Loan Documents continue to secure all obligations under the Loan Agreement as amended hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

3.

Amendments to Sections 1 and 2. Sections 1 and 2 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

“1.

Loan.  Lender agrees to make a loan to Borrower in the amount of up to $12,500,000 (the “Loan”) in accordance with the terms of that certain Seventh Amended and Restated Senior Secured Convertible Promissory Note attached hereto as Exhibit A (the “Note”).

2.

Funding Timing.  Lender shall have the right, but not the obligation, to fund the remainder of the $12,500,000 Loan at such times and in such amounts as it determines in its sole and absolute discretion.”

4.

Guarantors Consent.  The Guarantors hereby consent to this Sixth Amendment and acknowledge and agree that their Guaranties remain in full force and effect in accordance with their respective terms, including the increase in the amount of the Loan, and that the Guarantors have no defenses, setoff of counterclaims with respect thereto.

5.

Authority.  Each individual executing this Sixth Amendment on behalf of the respective parties hereto represents and warrants that he/she is duly authorized to execute and deliver this Fifth Amendment on behalf of the respective party hereto and that this Fifth Amendment is binding upon the respective party in accordance with its terms.

6.

Counterparts.  This Sixth Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.  Copies (whether photostatic, facsimile or otherwise) of this Sixth Amendment may be made and relied upon to the same extent as an original.

[Signatures on next page]

IN WITNESS WHEREOF, Lender, Borrower and Guarantors have executed this Sixth Amendment to Loan Agreement as of the date first written above.

BORROWER:

ZIVO BIOSCIENCE, INC., a Nevada corporation

By: /s/ Philip M. Rice II

Name: Philip M. Rice, II

Title: Chief Financial Officer

LENDER:

HEP INVESTMENTS LLC, a Michigan limited liability company

By: /s/ Laith Yaldoo

      Laith Yaldoo, Manager

ACKNOWLEDGED AND AGREED BY THE UNDERSIGNED GUARANTORS:

HEALTH ENHANCEMENT CORPORATION, a Nevada corporation

By: /s/ Philip M. Rice II

Print Name: Philip M. Rice, II

Its: Chief Financial Officer

HEPI PHARMACEUTICALS, INC., a Delaware corporation

By: /s/ Philip M. Rice II

Print Name: Philip M. Rice, II

Its: Chief Financial Officer